The Korea Fund, Inc.

Semiannual Report

December 31, 2002

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment in Korean securities

Investment Characteristics

• investments in a broad spectrum of Korean industries

• closed-end investment company

• first United States investment company authorized to invest in Korean securities

• a vehicle for international diversification through participation in the Korean economy

• a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank, N.A. - Seoul office

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - KF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Privacy Statement

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

South Korea's stock market declined sharply during the second half of 2002, as higher oil prices, concerns over a possible US military action in Iraq and revelations that North Korea is actively developing nuclear weapons conspired to send equity prices lower. The KOSPI (in US dollars) finished the six-month period with a loss of 14.98%, underperforming most major markets in the region. For the full year, however, the KOSPI delivered a return of 0.24% on the strength of a powerful first-half rally.

For the six-month period ended December 31, 2002, The Korea Fund, Inc.'s total return based on net asset value (NAV) was -13.85%. Its share price - quoted on the NYSE - returned -11.57% to close at $13.85 per share.

The fund's long-term record remains strong. It beat the KOSPI over the three-, five- and 10-year intervals, and outperformed the other funds in its Lipper peer group (Closed End Pacific ex-Japan Funds) over all time periods. Since its inception in August 1984, the fund's share price generated an average annual return of 11.99% on market price and 13.47% on NAV as of December 31, 2002. Additionally, since inception, cumulative returns have been 697.75% on market price and 914.21% on NAV as of December 31, 2002. Notably, The Korea Fund, Inc. ranked first out of 20 and 14 funds, respectively, over the five- and 10-year intervals.1 We believe the fund's strong track record can be attributed to our disciplined investment style, which emphasized fundamental research to identify well-managed companies with strong balance sheets, lower-than-average debt ratios and promising prospects for long-term profit growth. Such companies tended to emerge as the longer-term winners in the volatile Asian markets.

1 The fund ranked 7, 6, 1 and 1 for the 1-, 3-, 5- and 10-year periods as of December 31, 2002. There were 20, 20, 20 and 14 funds, respectively, in Lipper's Closed End Pacific ex-Japan Funds category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results.
Source: Lipper, Inc. as of December 31, 2002

Stocks Fall on North Korea Threat

The tension between the United States and North Korea was a key factor behind South Korea's underperformance in relation to other Asian markets. In December North Korea revealed that it is striving to build a nuclear arsenal in violation of treaties it made with the United States during the 1990s. This development raised questions about South Korea's security and sparked concerns that the United States might consider military action against North Korea. Predictably, stocks in South Korea responded unfavorably to the news.

Despite the fear pervasive in the market, we view this decline as an opportunity. The North Korean threat has been a concern in South Korea for many years and has periodically led to sell-offs in the stock market. Over time, however, these downturns have proven to be excellent buying opportunities because the tensions are usually resolved in a productive manner. Believing the latest incident of saber-rattling will end no differently, we feel the selling related to the North Korean issue has been overdone and likely represents an opportunity to buy stocks at attractive valuations.

Political Backdrop Encouraging

Positive second-half news came from the political front when Roh Moo Hyun was elected president in December. We have found that most foreign investors do not fully understand Roh's policies, believing that he is too radical and is striving to do too much, too fast. We disagree, however. Roh is a young, fresh face who is reform-oriented and who sports a clean background - a rarity in the often-corrupt world of Korean politics. His priorities include improving corporate governance, raising the level of transparency among corporations and continued restructuring of the chaebol (Korea's industrial conglomerates). Notably, younger voters tended to back Roh over his opponent Lee Hoi Chang and used the Internet as a means to generate support for their candidate. We believe the activism and technological savvy of the younger generation during the election campaign are positives for the long-term direction of the country.

Fundamentals, Valuations Support Improved Market Performance

Following their second-half decline, Korean stocks have moved into a range where we consider them to be attractively valued. The market is trading at about eight to 10 times earnings, which makes it very inexpensive in relation to other markets in Asia and around the world. In fact, many small and medium-sized companies trade below book value. It is not unusual for Korean equities to change hands at a valuation discount relative to other Asian markets since investors have traditionally taken a dim view of corporate governance practices in the country. However, we expect that as the reform process continues and investors become more comfortable owning Korean companies, this discount will begin to close.

We believe the fundamentals support our contention that Korea's market is inexpensive at these levels. Growth estimates for 2003 have come down, but gross domestic product is expected to post a gain of 5.5% to 6.0% despite an environment of sluggish global growth. We are encouraged by the lively, dynamic economic environment and entrepreneurial spirit we see on the ground in Korea. The process of reform is continuing unabated, and deregulation is expected to pick up speed under the Roh administration. Roh is also expected to take steps designed to help Korea attract higher levels of foreign capital. In short, we believe the backdrop supports the expansion of price-to-earnings ratios in 2003 and beyond.

Few Changes to Fund's Positioning

The portfolio remains positioned in much the same way as it was throughout the entire year. It is overweight in the more dynamic areas of the economy, such as technology, telecommunications and financials, and is underweight in the old-line, slower-growth industries such as steel, electricity and traditional manufacturing. This positioning hurt performance during the second half when tech and telecom stocks came under pressure worldwide. Additionally, financials were hurt by concerns that they were too aggressive in lending to the consumer sector. Despite the short-term underperformance in these areas, we believe the fund remains well-positioned to capitalize on the longer-term trends of the Korean economy.

Samsung Electronics Co., Ltd. remains the fund's number one holding. Although about half of its business is semiconductors - a sector that was hit hard in 2002 - the company has nonetheless been able to make money by virtue of its having the lowest cost structure in the industry. Samsung's cutting-edge technology is helping it gain market share in its other business lines as well, particularly in the highest value-added sectors. The company is well managed and is becoming larger and more competitive as time goes by. We continue to hold a positive view on Samsung.

SK Telecom Co., Ltd. continues to be the fund's second largest weighting. The stock performed poorly in 2002 since the company's large 53% market share has made it a potential target of government regulators. Still, we believe its fundamentals are strong and its valuation is inexpensive. The company is a proven innovator, is adept at creating new markets for its products and possesses an enormous customer base. It has begun to roll out third-generation (3G) cellular products - which have proven popular in Korea - and is making money in the fast-growing data transmission area. Believing these factors will help spark a recovery in SKT stock, we are maintaining a large position in the company.

The fund's position in financials was hurt by credit concerns during the second half. With more businesses financing their operations from cash flows - rather than bank loans - Korean banks have turned to the consumer sector to generate growth. But as the economy slowed, these aggressive lending practices proved harmful to banks' bottom lines. We believe this issue has now been fully reflected in stock prices, however. Our view is that the credit cycle has reached a nadir and that banks, recognizing the problem, are taking steps to solve it. The sector continues to offer an impressive growth opportunity and is ripe for merger and acquisition activity. We have therefore held on to the fund's position in financials through the sector's decline. Kookmin Bank is the fund's largest holding in financials.

We are finding attractive long-term investment opportunities in small and medium-sized companies. Although many are growing rapidly, valuations are low because the companies remain undiscovered. But with seven analysts on the ground in Korea, along with 19 years of experience investing in the country, we believe we are well-positioned to unearth opportunities among smaller companies. Furthermore, the fund's closed-end structure enables us to benefit from investments in less-liquid stocks without having to deal with the disruption caused by shareholder redemptions. Seeing what we believe to be excellent opportunities, we intend to add to the fund's holdings in this area over time.

Outlook: Positive, But Risks Remain

Investors in the Korean market are likely to stay on edge in the months ahead. North Korea will remain a concern, and continued sluggishness in the global economy would be seen as a negative for the country's stock market. Additionally, all global markets will have to contend with the ongoing issues of terrorism, risk of war with Iraq and volatile oil prices.

We believe, however, that any sell-offs associated with external factors will represent buying opportunities. In our view, the combination of strong fundamentals, improving management practices, and low valuations make the South Korean stock market an excellent long-term investment opportunity.

Thank you for your continued investment in The Korea Fund. Please visit cef.scudder.com or call (800) 349-4281 with any questions or for the most recent performance information.

Sincerely,/s/ Nicholas Bratt
/s/ Juris Padegs

Nicholas Bratt President and Director	Richard T. Hale Chairman of the Board and Director

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for The Korea Fund, Inc. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Germany Fund, The New Germany Fund and The Central European Equity Fund.

Korean Advisor

Effective July 9, 2002, Deutsche Investment Trust Management Company Limited ("DeITMC"), an affiliate of DeIM, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

A Team Approach to Investing

The Korea Fund, Inc. is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Lead Portfolio Manager John J. Lee has set the fund's investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Portfolio Manager Nicholas Bratt has been a member of the fund team since since inception of the fund in 1984, and has over 29 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Portfolio Management Group.

Election of Officers

On December 18, 2002, the Board elected Charles A. Rizzo as Treasurer and Chief Financial Officer of the fund. Gary L. French, John R. Hebble and Thomas Lally have resigned as officers of the fund.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 33. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the year, plus (2) an estimate of shares to be issued in connection with the current year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current year's dividends are estimated at 50% of the number of shares issued in connection with the prior year's dividends or until such time during the year that the fund's Manager has a more accurate projection of the year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended December 31, 2002, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	7.77	-	-.56	-	-.60	-	-2.92	-
One Year	11.83	11.83	9.39	9.39	.24	.24	-9.54	-9.54
Three Year	4.40	1.44	-12.96	-4.52	-41.58	-16.39	-38.96	-15.17
Five Year	157.85	20.84	355.99	35.45	109.22	15.90	66.76	10.77
Ten Year	38.31	3.29	118.14	8.11	-38.85	-4.80	-7.50	-.78

Per Share Information and Returns (a)
	Yearly periods ended December 31

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	16.64	20.65	20.04	13.55	4.44	9.59	23.13	12.79	15.89	16.56
Income Dividends ($)	.01	-	.06	-	-	-	-	.17	.01	.18
Capital Gains Distributions ($)	-	.15	.36	.60	-	-	-	-	1.53	.67
Total Return (%)	56.77	24.84	4.26	-30.01	-66.50	115.99	141.19	-44.24	42.71	9.39

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Korea Stock Price Index ("KOSPI") in US Dollars.
(c) KOSPI in local terms.

KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of December 31, 2002

Asset Allocation	12/31/02	6/30/02

Common Stocks	83%	84%
Preferred Stocks	11%	10%
Cash Equivalents	3%	3%
Corporate Bonds	3%	3%
	100%	100%

Sector Diversification (Sector breakdown of the Fund's equity securities)	12/31/02	6/30/02

Financials	23%	27%
Information Technology	22%	22%
Telecommunications Services	19%	16%
Consumer Discretionary	11%	12%
Materials	11%	8%
Industrials	6%	7%
Consumer Staples	6%	5%
Energy	1%	1%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (63.4% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	15.8%
2. SK Telecom Co., Ltd. Provider of mobile telecommunications services	10.3%
3. Kookmin Bank Provider of commercial banking services	9.3%
4. POSCO Manufacturer of hot and cold rolled steel products	6.6%
5. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	6.3%
6. KT Corp. Provider of telecommunications services	4.9%
7. Samsung Electro-Mechanics Co., Ltd. Manufacturer of precision electronic parts	3.2%
8. KT Freetel Provider of personal communication services	2.4%
9. Hyundai Motor Co., Ltd. Manufacturer and seller of cars, trucks and commercial vehicles	2.3%
10. LG Home Shopping, Inc. Operator of cable television shopping channel	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 83.1%
Consumer Discretionary 6.5%
Auto Components 1.0%
Hankook Tire Co., Ltd.*	4,464,307	8,299,648
Automobiles 0.3%
Nexen Tire Corp.*	400,000	2,900,384
Hotel Restaurants & Leisure 1.1%
Hotel Shilla Co., Ltd.*	308,391	1,235,072
Kangwon Land, Inc.*	50,000	4,721,555
Paradise Co., Ltd.	1,040,000	3,691,581
		9,648,208
Internet & Catalog Retailing 2.3%
LG Home Shopping, Inc.* (b)	332,900	19,366,890
Media 0.4%
Cheil Communications, Inc.*	17,000	1,334,429
Qrix Networks, Inc.* (f) (g)	120,000	2,529,404
		3,863,833
Multiline Retail 1.2%
Shinsegae Co., Ltd.*	80,003	10,084,270
Textiles, Apparel & Luxury Goods 0.2%
BYC Co., Ltd.* (b)	39,530	1,893,094
Consumer Staples 4.4%
Beverages 1.8%
CJ Corp.* (b)	99,606	3,846,343
Hite Brewery Co., Ltd.*	50,000	2,069,896
Nam Yang Dairy Products Co., Ltd.* (b)	43,390	8,981,278
		14,897,517
Food Products 0.6%
Nhong Shim Co., Ltd.*	93,601	5,682,115

Household Products 0.2%
LG Household & Health Care Ltd.*	51,511	1,632,995
Tobacco 1.8%
Korea Tobacco and Ginseng Corp.*	652,870	9,027,501
Korea Tobacco and Ginseng Corp. (GDR)*	890,000	5,918,500
		14,946,001
Energy 1.3%
Oil & Gas
S-Oil Corp.	790,600	10,831,963
Financials 19.4%
Banks 11.1%
Kookmin Bank (ADR)	1,257,217	44,442,621
Kookmin Bank*	994,184	35,205,706
Koram Bank Ltd.*	1,365,000	8,516,504
Koram Bank Ltd. (GDR)*	363,700	2,182,200
Shinhan Financial Group Co. Ltd. (GDR)*	208,798	4,322,119
		94,669,150
Diversified Financials 1.8%
Dongwon Securities Co., Ltd.	147,543	758,832
Good Morning Shinhan Securities Co.* (f)	1,710,000	6,138,231
Hankang Restructuring Fund (e)	1,724,310	3,053,034
Kookmin Credit Card Co., Ltd.*	100,000	2,436,660
Samsung Securities Co., Ltd.*	130,000	3,140,255
		15,527,012
Insurance 6.5%
Oriental Fire & Marine Insurance Co.	211,660	2,248,570
Samsung Fire & Marine Insurance Co., Ltd.	979,625	53,521,943
		55,770,513
Health Care 0.0%
Biotechnology
LG Life Sciences Ltd.* (f) (Rights)	3,497	9,288
LG Life Sciences Ltd.*	9,436	135,650
		144,938
Industrials 5.4%
Commercial Services & Supplies 1.2%
S1 Corp.*	564,270	9,895,718
Industrial Conglomerates 1.9%
Anycell, Inc.* (b) (f) (g)	1,250,000	629,189
Daeyang E&C Ltd.*	1,300,348	7,016,759
Halla Climate Control Co.*	60,000	2,074,112
Hyundai Mobis*	350,480	6,441,941
LG Chemical Investment Ltd.*	84,926	528,437
		16,690,438
Machinery 1.6%
HS R&A Co., Ltd.*	192,400	875,983
Hyundai Heavy Industries*	475,000	7,629,316
Samsung Climate Control Co., Ltd.* (b)	827,630	2,721,434
Samsung Heavy Industries Co., Ltd.*	2,000	6,829
SeAH Steel Corp.*	210,310	2,136,702
		13,370,264
Trading Companies & Distributors 0.7%
Jahwa Electronics Co., Ltd.*	829,900	5,737,684
Information Technology 18.3%
Electronic Equipment & Instruments 5.4%
Dae Duck Electronics Co., Ltd.*	360,901	2,982,024
Hankuk Electric Glass Co., Ltd.*	92,000	4,491,210
Samsung Electro-Mechanics Co., Ltd.* (b)	627,005	22,996,263
Samsung SDI Co., Ltd.	245,306	14,167,582
SE Co., Ltd.* (b) (f) (g)	636,950	1,686,289
		46,323,368
Semiconductor Equipment & Products 12.9%
Samsung Electronics Co., Ltd.	414,259	109,672,717
Materials 9.7%
Chemicals 1.6%
Korea Fine Chemical Co.	83,333	846,644
LG Chemical Ltd.*	212,486	7,273,666
Samsung Fine Chemicals Co., Ltd.*	425,000	5,267,485
Taekwang Industrial Co., Ltd.*	6,720	682,737
		14,070,532
Containers & Packaging 0.0%
Dae Young Packaging Co., Ltd.* (b)	206,191	48,677
Metals & Mining 6.7%
Aldex Co., Ltd.*	500,000	489,018
POSCO	547,800	54,500,569
POSCO (ADR)	72,608	1,795,596
		56,785,183
Paper & Forest Products 1.4%
Hansol Paper Co., Ltd.*	2,755,500	12,313,267
Telecommunication Services 17.6%
Diversified Telecommunication Services 4.8%
KT Corp. (ADR)	495,050	10,668,328
KT Corp.*	721,000	30,820,539
		41,488,867
Wireless Telecommunication Services 12.8%
KT Freetel*	877,047	20,853,021
SK Telecom Co., Ltd. (ADR)	608,135	12,983,682
SK Telecom Co., Ltd.*	389,250	75,155,558
		108,992,261
Utilities 0.5%
Electric Utilities
Korea Electric Power Corp.*	260,000	4,000,675
Total Common Stocks (Cost $447,290,562)		709,548,182

Preferred Stocks 11.0%
Consumer Discretionary 4.0%
Automobiles 3.3%
Hyundai Motor Co., Ltd (GDR)*	3,020,000	19,932,000
Hyundai Motor Co., Ltd. (2nd)*	738,593	7,472,801
		27,404,801
Hotel Restaurants & Leisure 0.0%
Hotel Shilla Co., Ltd.*	32,070	127,085
Multiline Retail 0.7%
Shinsegae Co., Ltd.*	55,784	6,114,346
Consumer Staples 0.9%
Beverages
CJ Corp.*(b)	297,200	5,412,521
CJ Corp. (2nd)* (b)	50,335	1,124,639
CJ Corp. (3rd)* (b)	30,201	663,325
Nam Yang Dairy Products Co., Ltd.* (b)	1,160	110,518
		7,311,003
Energy 0.0%
Oil & Gas
S-Oil Corp.*	32,040	364,690

	Shares	Value ($)

Financials 2.2%
Diversified Financials 0.5%
Dongwon Securities Co., Ltd.	335,860	1,104,383
Dongwon Securities Co., Ltd., (2nd)	186,020	610,107
LG Investment and Securities Co., Ltd.	470,000	2,607,479
		4,321,969
Insurance 1.7%
Samsung Fire & Marine Insurance, Co., Ltd.	533,850	14,178,386
Health Care 0.1%
Health Care Providers & Services
LG Household & Health Care Ltd.*	46,788	690,350
Information Technology 3.5%
Electronic Equipment & Instruments
Samsung Electro-Mechanics Co., Ltd.* (b)	180,000	3,961,047
Samsung SDI Co., Ltd.	34,318	1,196,450
		5,157,497
Semiconductor Equipment & Products 2.9%
Samsung Electronics Co., Ltd.	198,201	25,066,523
Materials 0.3%
Chemicals
LG Chemical Ltd.*	193,003	2,896,550
Total Preferred Stocks (Cost $41,270,603)		93,633,200

	Principal Amount (h)	Value ($)

Corporate Bonds 2.8%
Haitai Confectionary Loan Certificates, 11/28/2009 (f) (i)	90,966,781	60,651
Korea Electric Power Corp., 6.375%, 12/1/2003 US$	10,000,000	10,355,350
Korea Exchange Bank, 13.75%, 6/30/2010 US$	10,000,000	11,950,000
Woori Financial Holdings Co., Ltd., 5.0%, 7/16/2003 (f)	1,381,510,000	1,159,838
Total Corporate Bonds (Cost $20,462,585)		23,525,839
Convertible Bonds 0.0%
SE Co., Ltd., 4.0%, with 38.61% bonus interest at maturity, 12/31/2003 (d) (f) (g) (Cost $404,155)	500,000,000	421,567

	Shares	Value ($)

Warrants 0.0%
Woori Financial Holdings Co., Ltd.* (f) (Cost $0)	276,302	158,029

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.4% (c) (Cost $26,249,720)	26,249,720	26,249,720
Total Investment Portfolio - 100.0% (cost $535,677,625) (a)		853,536,537

* Non-income producing security.
(a) The cost for federal income tax purposes was $537,947,666. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $315,588,871. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $356,040,905 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,452,034.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.
(e) Managed by Deutsche Investment Management Americas Inc.
(f) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $12,792,486 (1.55% of net assets at December 31, 2002). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2002 aggregated $13,848,012. The securities may also have certain restrictions as to resale.
(g) Included in (f) above are restricted securities with a value which aggregated $5,266,449 (0.64% of net assets) at December 31, 2002. No quoted market price exists for these private placement securities.
The issuers of these securities have given the Fund a put option, payable on demand. Information concerning such private placement securities at December 31, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Anycell, Inc.	12/22/2000	2,020,774
Qrix Networks, Inc.	7/28/2000	2,686,367
SE Co., Ltd. (convertible bond)	12/22/2000	404,154
SE Co., Ltd. (equity)	12/22/2000	1,616,637
		6,727,932

(h) Principal amount stated in Korean Won unless otherwise noted. US$ represents United States Dollars.
(i) Company in restructuring process, principal only subject to repayment.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value: Unaffiliated issuers (cost $492,587,170)	$ 780,095,030
Affiliated issuers (cost $43,090,455)	73,441,507
Total investments in securities, at value (cost $535,677,625)	853,536,537
Cash	687,500
Korean Won, at value (cost $14,692,372)	15,602,480
Dividends receivable	429,289
Interest receivable	240,399
Other assets	39,657
Due from Manager	9,528
Total assets	870,545,390
Liabilities
Dividends payable	42,493,751
Accrued management fee	674,377
Other accrued expenses and payables	459,158
Total liabilities	43,627,286
Net assets, at value	$ 826,918,104
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(4,794,742)
Net unrealized appreciation (depreciation) on: Investments	317,858,912
Won related transactions	930,392
Accumulated net realized gain (loss)	(8,286,980)
Cost of 75,000 shares held in treasury	(745,506)
Paid-in capital	521,956,028
Net assets, at value	826,918,104
Net Asset Value per share ($826,918,104 / 49,933,902 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 16.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2002
Investment Income
Income: Dividends - Unaffiliated issuers (net of foreign taxes withheld of $3,332)	$ 57,516
Interest - Unaffiliated issuers	1,574,957
Total Income	1,632,473
Expenses: Management fee	4,503,802
Services to shareholders	37,294
Custodian and accounting fees	944,881
Auditing	72,600
Directors' fees and expenses	65,438
Reports to shareholders	98,609
Other	29,448
Total expenses, before expense reductions	5,752,072
Expense reductions	(13,604)
Total expenses, after expense reductions	5,738,468
Net investment income (loss)	(4,105,995)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	(8,915,372)
Investments - Affiliated issuers	(132,937)
Won related transactions	2,824,817
(6,223,492)
Net unrealized appreciation (depreciation) during the period on: Investments	(127,154,993)
Won related transactions	(1,912,341)
(129,067,334)
Net gain (loss) on investment transactions	(135,290,826)
Net increase (decrease) in net assets resulting from operations	$ (139,396,821)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2002	Year Ended June 30, 2002
Operations: Net investment income (loss)	$ (4,105,995)	$ 5,606,196
Net realized gain (loss) on investment transactions	(6,223,492)	37,747,361
Net unrealized appreciation (depreciation) on investment transactions during the period	(129,067,334)	321,639,242
Net increase (decrease) in net assets resulting from operations	(139,396,821)	364,992,799
Distributions to shareholders from: Net investment income	(8,788,367)	-
Net realized gains	(33,705,384)	(5,992,069)
Fund share transactions: Reinvestment of distributions	-	72,311
Cost of shares repurchased	-	(745,506)
Cost of shares reacquired	(72,052)	-
Net increase (decrease) in net assets from Fund share transactions	(72,052)	(673,195)
Increase (decrease) in net assets	(181,962,624)	358,327,535
Net assets at beginning of period	1,008,880,728	650,553,193
Net assets at end of period (including accumulated distribution in excess of and undistributed net investment income of $4,794,742 and $8,099,620, respectively)	$ 826,918,104	$ 1,008,880,728
Other Information
Shares outstanding at beginning of period	49,939,049	50,008,902
Shares issued to shareholders in reinvestment of distributions	-	5,147
Shares repurchased	-	(75,000)
Shares reacquired	(5,147)	-
Net increase (decrease) in Fund shares	(5,147)	(69,853)
Shares outstanding at end of period	49,933,902	49,939,049

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2002[a]	2002	2001	2000	1999	1998
Per Share Operating Performance
Net asset value, beginning of period	$ 20.20	$ 13.01	$ 20.04	$ 17.72	$ 5.63	$ 13.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	.11	.17	.05	.04	.07
Net realized and unrealized gain (loss) on investment transactions	(2.71)	7.20	(5.61)	2.27	12.05	(7.66)
Total from investment operations	(2.79)	7.31	(5.44)	2.32	12.09	(7.59)
Less distributions from: Net investment income	(.18)	-	(.18)	-	-	-
Net realized gains on investment transactions	(.67)	(.12)	(1.41)	-	-	-
Total distributions	(.85)	(.12)	(1.59)	-	-	-
Antidilution (dilution) resulting from repurchases and reinvestment of distributions for shares at value	-	.00[c]	-	-	-	-
Net asset value, end of period	$ 16.56	$ 20.20	$ 13.01	$ 20.04	$ 17.72	$ 5.63
Market value, end of period	$ 13.85	$ 16.44	$ 10.58	$ 14.06	$ 14.88	$ 6.31
Total Return
Per share net asset value (%)[d]	(13.85)**	56.39	(25.01)	13.09	214.74	(57.41)
Per share market value (%)[d]	(11.57)**	56.71	(13.16)	(5.46)	135.64	(57.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	827	1,009	651	1,002	886	281
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.24	1.20	1.36	1.38
Ratio of expenses after expense reductions (%)	1.20*	1.21	1.23	1.19	1.36	1.38
Ratio of net investment income (loss) (%)	(.43)e**	.69	1.18	.24	.37	.90
Portfolio turnover rate (%)	1*	18	40	31	10	24

a For the six months ended December 31, 2002.
b Based on average shares outstanding during the period.
c Amount is less than $.005 per share.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
e The ratio for the six months ended December 31, 2002 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2002, the exchange rate for Korean Won was US $.00084 to W 1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States - Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 8,205,187
Undistributed net long-term capital gains	$ 33,806,369
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 442,743,865

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, for the year ended June 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from long-term capital gains	$ 5,992,069

The tax character of current year distributions will be determined at the end of the current fiscal year.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year-end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $62,397,120 and $3,945,683, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. The value of Hankang Restructuring Fund, which is managed by the Manager, has been excluded from the net assets used to calculate the management fee. For the six months ended December 31, 2002, the Manager did not impose a portion of its fee amounting to $13,604, and the portion imposed amounted to $4,490,198 which was equivalent to an annualized effective rate of 0.96% of the Fund's average month-end net assets. Effective July 9, 2002, Deutsche Investment Trust Management Company Limited, an affiliate of the Manager, serves as subadvisor to the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended December 31, 2002, the amount charged to the Fund by SISC aggregated $7,500, of which $2,500 is unpaid at December 31, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended December 31, 2002, the amount charged to the Fund by SSC aggregated $8,100, of which $6,750 is unpaid at December 31, 2002.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 2002, the amount charged to the Fund by SFAC aggregated $213,367, of which $35,158 is unpaid at December 31, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended December 31, 2002 totaled $237,440 and are reflected as interest income on the Statement of Operations.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of December 31, 2002, five of the Fund's holdings had an ownership limit still in place, KT Corp., KT Freetel, Korea Tobacco and Ginseng Corp., LG Home Shopping, Inc. and SK Telecom Co., Ltd., all of which had a foreign ownership limit of 49%.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J. P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the six months ended December 31, 2002 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	-	-	-	-	629,189
BYC Co., Ltd.	39,530	-	-	-	-	1,893,094
CJ Corp.	477,342	-	-	-	-	11,046,828
Dae Young Packaging Co., Ltd	206,191	-	-	-	-	48,677
LG Home Shopping, Inc.	332,900	-	-	-	-	19,366,890
Nam Yang Dairy Products Co., Ltd.	44,550	-	-	-	-	9,091,796
Partners, Inc.	-	-	1,504,365	(132,937)	-	-
SE Co., Ltd.	636,950	-	-	-	-	1,686,289
Samsung Climate Control Co., Ltd.	827,630	-	-	-	-	2,721,434
Samsung Electro- Mechanics Co., Ltd.	807,005	-	-	-	-	26,957,310
		-	1,504,365	(132,937)	-	73,441,507

* Net of foreign taxes withheld.

H. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 21, 2003	PricewaterhouseCoopers LLP

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc. (the "fund"), was held on October 2, 2002, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Robert J. Callander	26,163,654	1,468,792
William H. Luers	26,153,418	1,479,027
Kesop Yun	25,208,874	2,423,572

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate)(the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent").

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 1, 2002 the Plan has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. The fund's Transfer Agent will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc., The Central European Equity Fund, Inc, The Germany Fund, Inc., The Korea Fund, Inc., and Montgomery Street Income Securities.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002